EXHIBIT 99.1

Phone: 800-213-0689 www.SolarWindow.com	Ms. Briana L. Erickson SolarWindow Technologies, Inc. 10632 Little Patuxent Parkway, Suite 406 Columbia, MD 21044 Email: Briana@SolarWindow.com

News Release

SolarWindow Process Breakthrough Generates Electricity for Next Generation Skyscraper Glass

Columbia, MD – April 26, 2016 –SolarWindow Technologies, Inc. (OTCQB: WNDW), today announced that performance tests of its transparent electricity-generating coatings for glass and flexible plastics have produced favorable outcomes for glass-to-glass lamination processes. The test results are especially promising for expanding the application of SolarWindow™ coatings beyond standard window glass to include high-performance laminated glass – a fast growing segment of the commercial and architectural glass market.

 "The buildings of tomorrow are incorporating more high-performance glass into building windows and interior glass surfaces. These latest test results show that SolarWindow™ coatings are both chemically and structurally compatible not only with today's skyscraper windows, but also for tomorrow's next generation glass applications," said John A. Conklin, President and CEO of SolarWindow Technologies, Inc.

High-performance laminated glass products provide features such as security, safety, low emissivity (low-e), excellent weather stability, and hurricane resistance. These glass products highlight strength and durability while providing customers with a broader spectrum of design features such as colors, patterns, and other architectural customization.

Examples of laminated glass sheets

Scientists and engineers conducted testing to determine the compatibility of SolarWindow™ electricity-generating coatings with the demands of high-performance laminated glass processing by fabricating laminated SolarWindow™ modules.

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Laminated SolarWindow™ module performance tests demonstrated the following:

•	The proprietary interconnection system that carries electricity from the SolarWindow™ coated glass to external wiring was not damaged

•	SolarWindow™ color and clarity was maintained, which is important to customer adoption and sales

•	SolarWindow™ module edge seal remains intact, which is vital to high performance, durability, and product lifecycle

SolarWindow is developing transparent electricity-generating coatings for windows in an effort to deliver affordable, clean, renewable energy to help meet the world's growing energy demand.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. is a developer of next generation, transparent electricity-generating SolarWindow™ coatings.

SolarWindow™ coatings generate electricity on see-through glass and flexible plastics with colored tints popular to skyscraper glass. Unlike conventional systems, SolarWindow™ can be applied to all four sides of tall towers, generating electricity using natural and artificial light conditions and even shaded areas. SolarWindow™ uses organic materials, which are dissolved into liquid, ideal for low-cost high-output manufacturing; and is the subject of a patent pending technology.

The company's Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations that are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degree building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

For additional information, please call Ms. Briana L. Erickson toll free at 1-800-213-0689 or visit: www.solarwindow.com.

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Media Contact:

TrendLogic

Dwain Schenck

800-992-6299

dwain@trendlogicpr.com

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For answers to frequently asked questions, please visit our FAQs page:
http://solarwindow.com/investors/faqs/

Social Media Disclaimer

Investors and others should note that we announce material financial information to our investors using SEC filings and press releases. We use our website and social media to communicate with our subscribers, shareholders and the public about the company, SolarWindowTM technology development, and other corporate matters that are in the public domain. At this time, the company will not post information on social media could be deemed to be material information unless that information was distributed to public distribution channels first. We encourage investors, the media, and others interested in the company to review the information we post on the company's website and the social media channels listed below:

· Facebook
· Twitter

* This list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the "company" or "SolarWindow Technologies") believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," or "project" or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the company's products, technical problems with the company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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